Filed Pursuant to Rule 433 Registration Statement No. 333-280523

Final Term Sheet for the 2028 Sustainability Notes

The Export-Import Bank of Korea

Final Term Sheet for US$850,000,000 4.625% Sustainability Notes due 2028 (the “2028 Sustainability Notes”)

January 7, 2025

Issuer	The Export-Import Bank of Korea

Issue Currency	U.S. Dollar (US$)

Issue Size	US$850,000,000

Maturity Date	January 14, 2028

Settlement Date	On or about January 14, 2025, which will be the 5th business day following the date of this final term sheet. If you wish to trade the 2028 Sustainability Notes on any day prior to the first business day before the settlement date, because the 2028 Sustainability Notes will initially settle in T+5, you may be required to specify an alternate settlement cycle at the time of your trade to prevent a failed settlement.

Interest Rate	4.625% per annum

Day Count	30/360

Interest Payment Dates	January 14 and July 14 of each year, commencing on July 14, 2025 and with interest accruing from January 14, 2025. If any Interest Payment Date or the Maturity Date falls on a day that is not a business day (as defined below), then payment will not be made on such date but will be made on the next succeeding day that is a business day, with the same force and effect as if made on such Interest Payment Date or the Maturity Date (as the case may be), and no interest shall be payable in respect of such delay. The term “business day” as used herein means a day other than a Saturday, a Sunday, or any other day on which banking institutions in The City of New York, London or Seoul are authorized or required by law or executive order to remain closed.

Public Offering Price	99.911%

Gross Proceeds	US$849,243,500

Underwriting Discounts	0.300%

Net Proceeds (after deducting underwriting discounts but not estimated expenses)	US$846,693,500

Denominations	US$200k/1k

CUSIP	302154 EJ4

ISIN	US302154EJ41

Format	The 2028 Sustainability Notes will be registered with the U.S. Securities and Exchange Commission.

Listing	Application will be made to the Singapore Exchange Securities Trading Limited for the listing and quotation of the 2028 Sustainability Notes. In addition, application for listing of the 2028 Sustainability Notes will be made to the International Securities Market of the London Stock Exchange. Application will also be made to list the 2028 Sustainability Notes on the Luxembourg Stock Exchange and to have the 2028 Sustainability Notes admitted to trading on the Euro MTF Market of the Luxembourg Stock Exchange.

Governing Law	New York

Joint Bookrunners and Lead Managers	Australia and New Zealand Banking Group Limited, Citigroup Global Markets Inc., Deutsche Bank AG, London Branch, Goldman Sachs International, The Hongkong and Shanghai Banking Corporation Limited, J.P. Morgan Securities plc and Wells Fargo Securities, LLC

Joint Lead Manager	NH Investment & Securities Co., Ltd.

Co-Manager	KEXIM Bank (UK) Limited

Fiscal Agent	The Bank of New York Mellon

MiFID II professionals/ECPs-only — Manufacturer target market (MiFID II product governance) is eligible counterparties and professional clients only (all distribution channels).

UK MiFIR professionals/ECPs-only — Manufacturer target market (UK MiFIR product governance) is eligible counterparties and professional clients only (all distribution channels).

This Final Term Sheet should be read in conjunction with the prospectus dated August 30, 2024, as supplemented by the preliminary prospectus supplement dated January 6, 2025 (the “Preliminary Prospectus”), relating to the 2028 Sustainability Notes. Capitalized terms used but not defined herein have the meanings given to them in the Preliminary Prospectus.

The Issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Issuer has filed with the U.S. Securities and Exchange Commission for more complete information about the Issuer and this offering. You may get these documents free of charge by visiting EDGAR on the website of the U.S. Securities and Exchange Commission at www.sec.gov. Alternatively, the Issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling J.P. Morgan Securities LLC at +1 212 834 4533 (for investors in the U.S. and Canada) or J.P. Morgan Securities plc at +44 20 7134 1470 (for investors outside the U.S. and Canada).

The most recent prospectus can be accessed through the following link: https://www.sec.gov/Archives/edgar/data/873463/000119312525001788/d872572d424b5.htm

HK SFC Code of Conduct (Para 21 – Bookbuilding and Placing) – In the context of any offering of securities, all of the Joint Bookrunners and other intermediaries are “capital markets intermediaries” (together, the “CMIs”) subject to Paragraph 21 of the Code of Conduct for Persons Licensed by or Registered with the Securities and Futures Commission (the “Code”).

Associated Orders and Proprietary Orders: Prospective investors who are the directors, employees or major shareholders of The Export-Import Bank of Korea (the “Issuer”), a CMI or any of its group companies will be considered as having an association with the Issuer, the relevant CMI or the relevant group company. Prospective investors associated with the Issuer or a CMI (including any of its group companies) should specifically disclose whether they have any such association to a CMI and the Joint Bookrunners (and such CMI and the Joint Bookrunners may be required to pass such information to the Issuer and certain other CMIs) when placing an order for such securities and should disclose, at the same time, if such orders may negatively impact the price discovery process in relation to the offering. Prospective investors who do not disclose their associations are deemed not to be so associated. Where prospective investors disclose such associations but do not disclose that such order may negatively impact the price discovery process in relation to the offering, such order is hereby deemed not to negatively impact the price discovery process in relation to the offering. If an investor is an asset management arm affiliated with a CMI, such prospective investor should indicate when placing an order if it is for a fund or portfolio where such CMI or its group company has more than 50% interest, in which case it will be classified as a “proprietary order” and subject to appropriate handling by CMIs in accordance with the Code and should disclose, at the same time, if such “proprietary order” may negatively impact the price discovery process in relation to the offering. Prospective investors who do not indicate this information when placing an order are hereby deemed to confirm that their order is not such a “proprietary order”. If a prospective investor is otherwise affiliated with a CMI, such that its order may be considered to be a “proprietary order” (pursuant to the Code), such prospective investor should indicate to a CMI and the Joint Bookrunners when placing such order. Prospective investors who do not indicate this information when placing an order are hereby deemed to confirm that their order is not such a “proprietary order”. Where prospective investors disclose such information but do not disclose that such “proprietary order” may negatively impact the price discovery process in relation to the offering, such “proprietary order” is hereby deemed not to negatively impact the price discovery process in relation to the offering.

Order Book Transparency: Prospective investors should ensure, and by placing an order prospective investors are deemed to confirm, that orders placed with a CMI are bona fide, are not inflated and do not constitute duplicated orders (i.e. two or more corresponding or identical orders placed via two or more CMIs). In addition, any other CMIs (including Private Banks) submitting orders with the Joint Bookrunners should disclose the identities of all investors when submitting orders with the Joint Bookrunners. When placing an order, Private Banks should disclose, at the same time, if such order is placed other than on a “principal” basis (whereby it is deploying its own balance sheet for onward selling to investors). Private Banks who do not provide such disclosure are hereby deemed to be placing their order on such a “principal” basis. Otherwise, such order may be considered to be an omnibus order (see further below) pursuant to the Code. Private Banks should be aware that placing an order on a “principal” basis may require the relevant Joint Bookrunners to apply the “proprietary orders” requirements of the Code to such order and will require the relevant Joint Bookrunners to apply the “rebates” requirements of the Code to such order. In the case of omnibus orders placed with the Joint Bookrunners, CMIs (including Private Banks) should, at the same time, provide underlying investor information (name and unique identification number) in the format and to the relevant recipients indicated to such CMIs (including Private Banks) by the Joint Bookrunners at the relevant time. Failure to provide such information may result in that order being rejected. In sharing such underlying investor information, which may be personal and/or confidential in nature, you (i) should take appropriate steps to safeguard the transmission of such information; (ii) are deemed to have obtained the necessary consents to disclose such information; and (iii) are deemed to have authorized the collection, disclosure, use and transfer of such information by the Joint Bookrunners, other CMIs and/or any other third parties as may be required by the Code. In addition, prospective investors should be aware that certain information may be disclosed by the Joint Bookrunners and other CMIs which is personal and/or confidential in nature to the prospective investor. By placing an order with the Joint Bookrunners, prospective investors are deemed to have authorized the collection, disclosure, use and transfer of such information by the Joint Bookrunners to the Issuer, certain other CMIs, relevant regulators and/or any other third parties as may be required by the Code, it being understood and agreed that such information shall only be used in connection with the offering.

Notification under Section 309B(1)(c) of the Securities and Futures Act 2001 of Singapore (the “SFA”) - the Issuer has determined, and hereby notifies all relevant persons (as defined in Section 309A(1) of the SFA), that the 2028 Sustainability Notes are prescribed capital markets products (as defined in the Securities and Futures (Capital Markets Products) Regulations 2018 of Singapore) and Excluded Investment Products (as defined in MAS Notice SFA 04-N12: Notice on the Sale of Investment Products and MAS Notice FAA-N16: Notice on Recommendations on Investment Products).

ANY DISCLAIMER OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER E-MAIL SYSTEM.

Final Term Sheet for the 2030 Notes

The Export-Import Bank of Korea

Final Term Sheet for US$1,250,000,000 4.875% Notes due 2030 (the “2030 Notes”)

January 7, 2025

Issuer	The Export-Import Bank of Korea

Issue Currency	U.S. Dollar (US$)

Issue Size	US$1,250,000,000

Maturity Date	January 14, 2030

Settlement Date	On or about January 14, 2025, which will be the 5th business day following the date of this final term sheet. If you wish to trade the 2030 Notes on any day prior to the first business day before the settlement date, because the 2030 Notes will initially settle in T+5, you may be required to specify an alternate settlement cycle at the time of your trade to prevent a failed settlement.

Interest Rate	4.875% per annum

Day Count	30/360

Interest Payment Dates	January 14 and July 14 of each year, commencing on July 14, 2025 and with interest accruing from January 14, 2025. If any Interest Payment Date or the Maturity Date falls on a day that is not a business day (as defined below), then payment will not be made on such date but will be made on the next succeeding day that is a business day, with the same force and effect as if made on such Interest Payment Date or the Maturity Date (as the case may be), and no interest shall be payable in respect of such delay. The term “business day” as used herein means a day other than a Saturday, a Sunday, or any other day on which banking institutions in The City of New York, London or Seoul are authorized or required by law or executive order to remain closed.

Public Offering Price	99.645%

Gross Proceeds	US$1,245,562,500

Underwriting Discounts	0.300%

Net Proceeds (after deducting underwriting discounts but not estimated expenses)	US$1,241,812,500

Denominations	US$200k/1k

CUSIP	302154 EK1

ISIN	US302154EK14

Format	The 2030 Notes will be registered with the U.S. Securities and Exchange Commission.

Listing	Application will be made to the Singapore Exchange Securities Trading Limited for the listing and quotation of the 2030 Notes. In addition, application for listing of the 2030 Notes will be made to the International Securities Market of the London Stock Exchange. Application will also be made to list the 2030 Notes on the Luxembourg Stock Exchange and to have the 2030 Notes admitted to trading on the Euro MTF Market of the Luxembourg Stock Exchange.

Governing Law	New York

Joint Bookrunners and Lead Managers	Australia and New Zealand Banking Group Limited, Citigroup Global Markets Inc., Deutsche Bank AG, London Branch, Goldman Sachs International, The Hongkong and Shanghai Banking Corporation Limited, J.P. Morgan Securities plc and Wells Fargo Securities, LLC

Joint Lead Manager	NH Investment & Securities Co., Ltd.

Co-Manager	KEXIM Bank (UK) Limited

Fiscal Agent	The Bank of New York Mellon

MiFID II professionals/ECPs-only — Manufacturer target market (MiFID II product governance) is eligible counterparties and professional clients only (all distribution channels).

UK MiFIR professionals/ECPs-only — Manufacturer target market (UK MiFIR product governance) is eligible counterparties and professional clients only (all distribution channels).

This Final Term Sheet should be read in conjunction with the prospectus dated August 30, 2024, as supplemented by the preliminary prospectus supplement dated January 6, 2025 (the “Preliminary Prospectus”), relating to the 2030 Notes. Capitalized terms used but not defined herein have the meanings given to them in the Preliminary Prospectus.

The Issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Issuer has filed with the U.S. Securities and Exchange Commission for more complete information about the Issuer and this offering. You may get these documents free of charge by visiting EDGAR on the website of the U.S. Securities and Exchange Commission at www.sec.gov. Alternatively, the Issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling J.P. Morgan Securities LLC at +1 212 834 4533 (for investors in the U.S. and Canada) or J.P. Morgan Securities plc at +44 20 7134 1470 (for investors outside the U.S. and Canada).

The most recent prospectus can be accessed through the following link: https://www.sec.gov/Archives/edgar/data/873463/000119312525001788/d872572d424b5.htm

HK SFC Code of Conduct (Para 21 – Bookbuilding and Placing) – In the context of any offering of securities, all of the Joint Bookrunners and other intermediaries are “capital markets intermediaries” (together, the “CMIs”) subject to Paragraph 21 of the Code of Conduct for Persons Licensed by or Registered with the Securities and Futures Commission (the “Code”).

Associated Orders and Proprietary Orders: Prospective investors who are the directors, employees or major shareholders of The Export-Import Bank of Korea (the “Issuer”), a CMI or any of its group companies will be considered as having an association with the Issuer, the relevant CMI or the relevant group company. Prospective investors associated with the Issuer or a CMI (including any of its group companies) should specifically disclose whether they have any such association to a CMI and the Joint Bookrunners (and such CMI and the Joint Bookrunners may be required to pass such information to the Issuer and certain other CMIs) when placing an order for such securities and should disclose, at the same time, if such orders may negatively impact the price discovery process in relation to the offering. Prospective investors who do not disclose their associations are deemed not to be so associated. Where prospective investors disclose such associations but do not disclose that such order may negatively impact the price discovery process in relation to the offering, such order is hereby deemed not to negatively impact the price discovery process in relation to the offering. If an investor is an asset management arm affiliated with a CMI, such prospective investor should indicate when placing an order if it is for a fund or portfolio where such CMI or its group company has more than 50% interest, in which case it will be classified as a “proprietary order” and subject to appropriate handling by CMIs in accordance with the Code and should disclose, at the same time, if such “proprietary order” may negatively impact the price discovery process in relation to the offering. Prospective investors who do not indicate this information when placing an order are hereby deemed to confirm that their order is not such a “proprietary order”. If a prospective investor is otherwise affiliated with a CMI, such that its order may be considered to be a “proprietary order” (pursuant to the Code), such prospective investor should indicate to a CMI and the Joint Bookrunners when placing such order. Prospective investors who do not indicate this information when placing an order are hereby deemed to confirm that their order is not such a “proprietary order”. Where prospective investors disclose such information but do not disclose that such “proprietary order” may negatively impact the price discovery process in relation to the offering, such “proprietary order” is hereby deemed not to negatively impact the price discovery process in relation to the offering.

Order Book Transparency: Prospective investors should ensure, and by placing an order prospective investors are deemed to confirm, that orders placed with a CMI are bona fide, are not inflated and do not constitute duplicated orders (i.e. two or more corresponding or identical orders placed via two or more CMIs). In addition, any other CMIs (including Private Banks) submitting orders with the Joint Bookrunners should disclose the identities of all investors when submitting orders with the Joint Bookrunners. When placing an order, Private Banks should disclose, at the same time, if such order is placed other than on a “principal” basis (whereby it is deploying its own balance sheet for onward selling to investors). Private Banks who do not provide such disclosure are hereby deemed to be placing their order on such a “principal” basis. Otherwise, such order may be considered to be an omnibus order (see further below) pursuant to the Code. Private Banks should be aware that placing an order on a “principal” basis may require the relevant Joint Bookrunners to apply the “proprietary orders” requirements of the Code to such order and will require the relevant Joint Bookrunners to apply the “rebates” requirements of the Code to such order. In the case of omnibus orders placed with the Joint Bookrunners, CMIs (including Private Banks) should, at the same time, provide underlying investor information (name and unique identification number) in the format and to the relevant recipients indicated to such CMIs (including Private Banks) by the Joint Bookrunners at the relevant time. Failure to provide such information may result in that order being rejected. In sharing such underlying investor information, which may be personal and/or confidential in nature, you (i) should take appropriate steps to safeguard the transmission of such information; (ii) are deemed to have obtained the necessary consents to disclose such information; and (iii) are deemed to have authorized the collection, disclosure, use and transfer of such information by the Joint Bookrunners, other CMIs and/or any other third parties as may be required by the Code. In addition, prospective investors should be aware that certain information may be disclosed by the Joint Bookrunners and other CMIs which is personal and/or confidential in nature to the prospective investor. By placing an order with the Joint Bookrunners, prospective investors are deemed to have authorized the collection, disclosure, use and transfer of such information by the Joint Bookrunners to the Issuer, certain other CMIs, relevant regulators and/or any other third parties as may be required by the Code, it being understood and agreed that such information shall only be used in connection with the offering.

Notification under Section 309B(1)(c) of the Securities and Futures Act 2001 of Singapore (the “SFA”) - the Issuer has determined, and hereby notifies all relevant persons (as defined in Section 309A(1) of the SFA), that the 2030 Notes are prescribed capital markets products (as defined in the Securities and Futures (Capital Markets Products) Regulations 2018 of Singapore) and Excluded Investment Products (as defined in MAS Notice SFA 04-N12: Notice on the Sale of Investment Products and MAS Notice FAA-N16: Notice on Recommendations on Investment Products).

ANY DISCLAIMER OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER E-MAIL SYSTEM.

Final Term Sheet for the 2035 Notes

The Export-Import Bank of Korea

Final Term Sheet for US$500,000,000 5.250% Notes due 2035 (the “2035 Notes”)

January 7, 2025

Issuer	The Export-Import Bank of Korea

Issue Currency	U.S. Dollar (US$)

Issue Size	US$500,000,000

Maturity Date	January 14, 2035

Settlement Date	On or about January 14, 2025, which will be the 5th business day following the date of this final term sheet. If you wish to trade the 2035 Notes on any day prior to the first business day before the settlement date, because the 2035 Notes will initially settle in T+5, you may be required to specify an alternate settlement cycle at the time of your trade to prevent a failed settlement.

Interest Rate	5.250% per annum

Day Count	30/360

Interest Payment Dates	January 14 and July 14 of each year, commencing on July 14, 2025 and with interest accruing from January 14, 2025. If any Interest Payment Date or the Maturity Date falls on a day that is not a business day (as defined below), then payment will not be made on such date but will be made on the next succeeding day that is a business day, with the same force and effect as if made on such Interest Payment Date or the Maturity Date (as the case may be), and no interest shall be payable in respect of such delay. The term “business day” as used herein means a day other than a Saturday, a Sunday, or any other day on which banking institutions in The City of New York, London or Seoul are authorized or required by law or executive order to remain closed.

Public Offering Price	99.455%

Gross Proceeds	US$497,275,000

Underwriting Discounts	0.300%

Net Proceeds (after deducting underwriting discounts but not estimated expenses)	US$495,775,000

Denominations	US$200k/1k

CUSIP	302154 EL9

ISIN	US302154EL96

Format	The 2035 Notes will be registered with the U.S. Securities and Exchange Commission.

Listing	Application will be made to the Singapore Exchange Securities Trading Limited for the listing and quotation of the 2035 Notes. In addition, application for listing of the 2035 Notes will be made to the International Securities Market of the London Stock Exchange. Application will also be made to list the 2035 Notes on the Luxembourg Stock Exchange and to have the 2035 Notes admitted to trading on the Euro MTF Market of the Luxembourg Stock Exchange.

Governing Law	New York

Joint Bookrunners and Lead Managers	Australia and New Zealand Banking Group Limited, Citigroup Global Markets Inc., Deutsche Bank AG, London Branch, Goldman Sachs International, The Hongkong and Shanghai Banking Corporation Limited, J.P. Morgan Securities plc and Wells Fargo Securities, LLC

Joint Lead Manager	NH Investment & Securities Co., Ltd.

Co-Manager	KEXIM Bank (UK) Limited

Fiscal Agent	The Bank of New York Mellon

MiFID II professionals/ECPs-only — Manufacturer target market (MiFID II product governance) is eligible counterparties and professional clients only (all distribution channels).

UK MiFIR professionals/ECPs-only — Manufacturer target market (UK MiFIR product governance) is eligible counterparties and professional clients only (all distribution channels).

This Final Term Sheet should be read in conjunction with the prospectus dated August 30, 2024, as supplemented by the preliminary prospectus supplement dated January 6, 2025 (the “Preliminary Prospectus”), relating to the 2035 Notes. Capitalized terms used but not defined herein have the meanings given to them in the Preliminary Prospectus.

The Issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Issuer has filed with the U.S. Securities and Exchange Commission for more complete information about the Issuer and this offering. You may get these documents free of charge by visiting EDGAR on the website of the U.S. Securities and Exchange Commission at www.sec.gov. Alternatively, the Issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling J.P. Morgan Securities LLC at +1 212 834 4533 (for investors in the U.S. and Canada) or J.P. Morgan Securities plc at +44 20 7134 1470 (for investors outside the U.S. and Canada).

The most recent prospectus can be accessed through the following link: https://www.sec.gov/Archives/edgar/data/873463/000119312525001788/d872572d424b5.htm

HK SFC Code of Conduct (Para 21 – Bookbuilding and Placing) – In the context of any offering of securities, all of the Joint Bookrunners and other intermediaries are “capital markets intermediaries” (together, the “CMIs”) subject to Paragraph 21 of the Code of Conduct for Persons Licensed by or Registered with the Securities and Futures Commission (the “Code”).

Associated Orders and Proprietary Orders: Prospective investors who are the directors, employees or major shareholders of The Export-Import Bank of Korea (the “Issuer”), a CMI or any of its group companies will be considered as having an association with the Issuer, the relevant CMI or the relevant group company. Prospective investors associated with the Issuer or a CMI (including any of its group companies) should specifically disclose whether they have any such association to a CMI and the Joint Bookrunners (and such CMI and the Joint Bookrunners may be required to pass such information to the Issuer and certain other CMIs) when placing an order for such securities and should disclose, at the same time, if such orders may negatively impact the price discovery process in relation to the offering. Prospective investors who do not disclose their associations are deemed not to be so associated. Where prospective investors disclose such associations but do not disclose that such order may negatively impact the price discovery process in relation to the offering, such order is hereby deemed not to negatively impact the price discovery process in relation to the offering. If an investor is an asset management arm affiliated with a CMI, such prospective investor should indicate when placing an order if it is for a fund or portfolio where such CMI or its group company has more than 50% interest, in which case it will be classified as a “proprietary order” and subject to appropriate handling by CMIs in accordance with the Code and should disclose, at the same time, if such “proprietary order” may negatively impact the price discovery process in relation to the offering. Prospective investors who do not indicate this information when placing an order are hereby deemed to confirm that their order is not such a “proprietary order”. If a prospective investor is otherwise affiliated with a CMI, such that its order may be considered to be a “proprietary order” (pursuant to the Code), such prospective investor should indicate to a CMI and the Joint Bookrunners when placing such order. Prospective investors who do not indicate this information when placing an order are hereby deemed to confirm that their order is not such a “proprietary order”. Where prospective investors disclose such information but do not disclose that such “proprietary order” may negatively impact the price discovery process in relation to the offering, such “proprietary order” is hereby deemed not to negatively impact the price discovery process in relation to the offering.

Order Book Transparency: Prospective investors should ensure, and by placing an order prospective investors are deemed to confirm, that orders placed with a CMI are bona fide, are not inflated and do not constitute duplicated orders (i.e. two or more corresponding or identical orders placed via two or more CMIs). In addition, any other CMIs (including Private Banks) submitting orders with the Joint Bookrunners should disclose the identities of all investors when submitting orders with the Joint Bookrunners. When placing an order, Private Banks should disclose, at the same time, if such order is placed other than on a “principal” basis (whereby it is deploying its own balance sheet for onward selling to investors). Private Banks who do not provide such disclosure are hereby deemed to be placing their order on such a “principal” basis. Otherwise, such order may be considered to be an omnibus order (see further below) pursuant to the Code. Private Banks should be aware that placing an order on a “principal” basis may require the relevant Joint Bookrunners to apply the “proprietary orders” requirements of the Code to such order and will require the relevant Joint Bookrunners to apply the “rebates” requirements of the Code to such order. In the case of omnibus orders placed with the Joint Bookrunners, CMIs (including Private Banks) should, at the same time, provide underlying investor information (name and unique identification number) in the format and to the relevant recipients indicated to such CMIs (including Private Banks) by the Joint Bookrunners at the relevant time. Failure to provide such information may result in that order being rejected. In sharing such underlying investor information, which may be personal and/or confidential in nature, you (i) should take appropriate steps to safeguard the transmission of such information; (ii) are deemed to have obtained the necessary consents to disclose such information; and (iii) are deemed to have authorized the collection, disclosure, use and transfer of such information by the Joint Bookrunners, other CMIs and/or any other third parties as may be required by the Code. In addition, prospective investors should be aware that certain information may be disclosed by the Joint Bookrunners and other CMIs which is personal and/or confidential in nature to the prospective investor. By placing an order with the Joint Bookrunners, prospective investors are deemed to have authorized the collection, disclosure, use and transfer of such information by the Joint Bookrunners to the Issuer, certain other CMIs, relevant regulators and/or any other third parties as may be required by the Code, it being understood and agreed that such information shall only be used in connection with the offering.

Notification under Section 309B(1)(c) of the Securities and Futures Act 2001 of Singapore (the “SFA”) - the Issuer has determined, and hereby notifies all relevant persons (as defined in Section 309A(1) of the SFA), that the 2035 Notes are prescribed capital markets products (as defined in the Securities and Futures (Capital Markets Products) Regulations 2018 of Singapore) and Excluded Investment Products (as defined in MAS Notice SFA 04-N12: Notice on the Sale of Investment Products and MAS Notice FAA-N16: Notice on Recommendations on Investment Products).

ANY DISCLAIMER OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER E-MAIL SYSTEM.

Final Term Sheet for the Floating Rate Notes

The Export-Import Bank of Korea

Final Term Sheet for US$400,000,000 Floating Rate Notes due 2028 (the “Floating Rate Notes”)

January 7, 2025

Issuer	The Export-Import Bank of Korea

Issue Currency	U.S. Dollar (US$)

Issue Size	US$400,000,000

Maturity Date	Floating Rate Notes Interest Payment Date (as defined under “Interest Payment Dates” below) falling on or nearest to January 14, 2028

Settlement Date	On or about January 14, 2025, which will be the 5th business day following the date of this final term sheet. If you wish to trade the Floating Rate Notes on any day prior to the first business day before the settlement date, because the Floating Rate Notes will initially settle in T+5, you may be required to specify an alternate settlement cycle at the time of your trade to prevent a failed settlement.

Interest Rate	Compounded Daily SOFR plus 0.470% per annum

Day Count	Actual number of days in the applicable Floating Rate Notes Interest Period (as defined in the Preliminary Prospectus) divided by 360

Interest Payment Dates	On January 14, April 14, July 14 and October 14 of each year, subject in each case to adjustment in accordance with the Modified Following Business Day Convention, as explained below (each, a “Floating Rate Notes Interest Payment Date”), commencing on the Floating Rate Notes Interest Payment Date falling on or nearest to April 14, 2025 and with interest accruing from (and including) January 14, 2025. If any Floating Rate Notes Interest Payment Date or the Floating Rate Notes Maturity Date (as defined in the Preliminary Prospectus) falls on a day that is not a business day (as defined below), that Floating Rate Notes Interest Payment Date or the Floating Rate Notes Maturity Date will be adjusted in accordance with the Modified Following Business Day Convention. The term “Modified Following Business Day Convention” means that the relevant date shall be postponed to the first following day that is a business day unless that day falls in the next calendar month in which case that date will be the first preceding day that is a business day. The term “business day” as used herein means a U.S. Government Securities Business Day and a day other than a Saturday, a Sunday, or any other day on which banking institutions in Seoul are authorized or required by law or executive order to remain closed.

Public Offering Price	100.000%

Gross Proceeds	US$400,000,000

Underwriting Discounts	0.300%

Net Proceeds (after deducting underwriting discounts but not estimated expenses)	US$398,800,000

Denominations	US$200k/1k

CUSIP	302154 EH8

ISIN	US302154EH84

Format	The Floating Rate Notes will be registered with the U.S. Securities and Exchange Commission.

Listing	Application will be made to the Singapore Exchange Securities Trading Limited for the listing and quotation of the Floating Rate Notes. In addition, application for listing of the Floating Rate Notes will be made to the International Securities Market of the London Stock Exchange. Application will also be made to list the Floating Rate Notes on the Luxembourg Stock Exchange and to have the Floating Rate Notes admitted to trading on the Euro MTF Market of the Luxembourg Stock Exchange.

Governing Law	New York

Joint Bookrunners and Lead Managers	Australia and New Zealand Banking Group Limited, Citigroup Global Markets Inc., Deutsche Bank AG, London Branch, Goldman Sachs International, The Hongkong and Shanghai Banking Corporation Limited, J.P. Morgan Securities plc and Wells Fargo Securities, LLC

Joint Lead Manager	NH Investment & Securities Co., Ltd.

Co-Manager	KEXIM Bank (UK) Limited

Fiscal Agent	The Bank of New York Mellon

MiFID II professionals/ECPs-only — Manufacturer target market (MiFID II product governance) is eligible counterparties and professional clients only (all distribution channels).

UK MiFIR professionals/ECPs-only — Manufacturer target market (UK MiFIR product governance) is eligible counterparties and professional clients only (all distribution channels).

This Final Term Sheet should be read in conjunction with the prospectus dated August 30, 2024, as supplemented by the preliminary prospectus supplement dated January 6, 2025 (the “Preliminary Prospectus”), relating to the Floating Rate Notes. Capitalized terms used but not defined herein have the meanings given to them in the Preliminary Prospectus.

The Issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Issuer has filed with the U.S. Securities and Exchange Commission for more complete information about the Issuer and this offering. You may get these documents free of charge by visiting EDGAR on the website of the U.S. Securities and Exchange Commission at www.sec.gov. Alternatively, the Issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling J.P. Morgan Securities LLC at +1 212 834 4533 (for investors in the U.S. and Canada) or J.P. Morgan Securities plc at +44 20 7134 1470 (for investors outside the U.S. and Canada).

The most recent prospectus can be accessed through the following link: https://www.sec.gov/Archives/edgar/data/873463/000119312525001788/d872572d424b5.htm

HK SFC Code of Conduct (Para 21 – Bookbuilding and Placing) – In the context of any offering of securities, all of the Joint Bookrunners and other intermediaries are “capital markets intermediaries” (together, the “CMIs”) subject to Paragraph 21 of the Code of Conduct for Persons Licensed by or Registered with the Securities and Futures Commission (the “Code”).

Associated Orders and Proprietary Orders: Prospective investors who are the directors, employees or major shareholders of The Export-Import Bank of Korea (the “Issuer”), a CMI or any of its group companies will be considered as having an association with the Issuer, the relevant CMI or the relevant group company. Prospective investors associated with the Issuer or a CMI (including any of its group companies) should specifically disclose whether they have any such association to a CMI and the Joint Bookrunners (and such CMI and the Joint Bookrunners may be required to pass such information to the Issuer and certain other CMIs) when placing an order for such securities and should disclose, at the same time, if such orders may negatively impact the price discovery process in relation to the offering. Prospective investors who do not disclose their associations are deemed not to be so associated. Where prospective investors disclose such associations but do not disclose that such order may negatively impact the price discovery process in relation to the offering, such order is hereby deemed not to negatively impact the price discovery process in relation to the offering. If an investor is an asset management arm affiliated with a CMI, such prospective investor should indicate when placing an order if it is for a fund or portfolio where such CMI or its group company has more than 50% interest, in which case it will be classified as a “proprietary order” and subject to appropriate handling by CMIs in accordance with the Code and should disclose, at the same time, if such “proprietary order” may negatively impact the price discovery process in relation to the offering. Prospective investors who do not indicate this information when placing an order are hereby deemed to confirm that their order is not such a “proprietary order”. If a prospective investor is otherwise affiliated with a CMI, such that its order may be considered to be a “proprietary order” (pursuant to the Code), such prospective investor should indicate to a CMI and the Joint Bookrunners when placing such order. Prospective investors who do not indicate this information when placing an order are hereby deemed to confirm that their order is not such a “proprietary order”. Where prospective investors disclose such information but do not disclose that such “proprietary order” may negatively impact the price discovery process in relation to the offering, such “proprietary order” is hereby deemed not to negatively impact the price discovery process in relation to the offering.

Order Book Transparency: Prospective investors should ensure, and by placing an order prospective investors are deemed to confirm, that orders placed with a CMI are bona fide, are not inflated and do not constitute duplicated orders (i.e. two or more corresponding or identical orders placed via two or more CMIs). In addition, any other CMIs (including Private Banks) submitting orders with the Joint Bookrunners should disclose the identities of all investors when submitting orders with the Joint Bookrunners. When placing an order, Private Banks should disclose, at the same time, if such order is placed other than on a “principal” basis (whereby it is deploying its own balance sheet for onward selling to investors). Private Banks who do not provide such disclosure are hereby deemed to be placing their order on such a “principal” basis. Otherwise, such order may be considered to be an omnibus order (see further below) pursuant to the Code. Private Banks should be aware that placing an order on a “principal” basis may require the relevant Joint Bookrunners to apply the “proprietary orders” requirements of the Code to such order and will require the relevant Joint Bookrunners to apply the “rebates” requirements of the Code to such order. In the case of omnibus orders placed with the Joint Bookrunners, CMIs (including Private Banks) should, at the same time, provide underlying investor information (name and unique identification number) in the format and to the relevant recipients indicated to such CMIs (including Private Banks) by the Joint Bookrunners at the relevant time. Failure to provide such information may result in that order being rejected. In sharing such underlying investor information, which may be personal and/or confidential in nature, you (i) should take appropriate steps to safeguard the transmission of such information; (ii) are deemed to have obtained the necessary consents to disclose such information; and (iii) are deemed to have authorized the collection, disclosure, use and transfer of such information by the Joint Bookrunners, other CMIs and/or any other third parties as may be required by the Code. In addition, prospective investors should be aware that certain information may be disclosed by the Joint Bookrunners and other CMIs which is personal and/or confidential in nature to the prospective investor. By placing an order with the Joint Bookrunners, prospective investors are deemed to have authorized the collection, disclosure, use and transfer of such information by the Joint Bookrunners to the Issuer, certain other CMIs, relevant regulators and/or any other third parties as may be required by the Code, it being understood and agreed that such information shall only be used in connection with the offering.

Notification under Section 309B(1)(c) of the Securities and Futures Act 2001 of Singapore (the “SFA”) - the Issuer has determined, and hereby notifies all relevant persons (as defined in Section 309A(1) of the SFA), that the Floating Rate Notes are prescribed capital markets products (as defined in the Securities and Futures (Capital Markets Products) Regulations 2018 of Singapore) and Excluded Investment Products (as defined in MAS Notice SFA 04-N12: Notice on the Sale of Investment Products and MAS Notice FAA-N16: Notice on Recommendations on Investment Products).

ANY DISCLAIMER OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER E-MAIL SYSTEM.